Long-Term Receivables and Other Assets - Schedule of Long-Term Receivables and Other Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2015	Mar. 31, 2014
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepayment of land leased from Israel Land Administration	$ 14,273	$ 14,507
Long-term deposits	30,175	36,183
Severance pay fund	1,770	2,085
Long-term security deposit	39	53
Other	73	66
Total long-term receivables and other assets	$ 46,330	$ 52,894